JPMorgan Funds - JPMorgan Trust II
Rule 10f-3 Transactions
For the period from March 1, 2011 to August 31, 2011

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Plus Bond Fund
Trade Date 3/1/2011
Issuer Key Energy Services Inc. (KEG 6.75% March 1, 2021)
Cusip 492914AS
Bonds 445,000
Offering Price $100.000
Spread 1.89%
Cost $445,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.87%
Syndicate Members Credit Suisse, JPMorgan, Bank America Merrill Lynch, Morgan
Stanley, Capital One Southcaost, Comerica Securities, Deutsche Bank, Scotia
Capital
Fund JPMorgan High Yield Fund
Trade Date 3/1/2011
Issuer Key Energy Services Inc. (KEG 6.75% March 1, 2021)
Cusip 492914AS
Bonds 10,000,000
Offering Price $100.000
Spread 1.89%
Cost $10,000,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.87%
Syndicate Members Credit Suisse, JPMorgan, Bank America Merrill Lynch, Morgan
Stanley, Capital One Southcaost, Comerica Securities, Deutsche Bank, Scotia
Capital
Fund JPMorgan High Yield Fund
Trade Date 3/3/2011
Issuer Needle Merger Sub Corp (NEEDLE 8.125% March 15, 2019 144A)
Cusip 639888AA
Bonds 1,500,000
Offering Price $100.000
Spread 1.75%
Cost $1,500,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.14%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, JPMorgan,
Citigroup Global Markets, Morgan Stanley, Wells Fargo
Fund JPMorgan Core Plus Bond Fund
Trade Date 3/3/2011
Issuer Valeant Pharmaceuticals (VRXCN 6.50% July 15, 2016 144A)
Cusip 91911XAR
Bonds 1,500,000
Offering Price $100.000
Spread 0.47%
Cost $1,500,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.08%
Syndicate Members Goldman Sachs & Co, JPMorgan, Scotia Capital
Fund JPMorgan High Yield Fund
Trade Date 3/3/2011
Issuer Valeant Pharmaceuticals (VRXCN 6.50% July 15, 2016 144A)
Cusip 91911XAR
Bonds 9,225,000
Offering Price $100.000
Spread 0.47%
Cost $9,225,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.08%
Syndicate Members Goldman Sachs & Co, JPMorgan, Scotia Capital
Fund JPMorgan Core Plus Bond Fund
Trade Date 3/4/2011
Issuer Huntington Ingalls Industries, Inc. (HII 6.875% March 15, 2018
144A)
Cusip 446413AA
Bonds 280,000
Offering Price $100.000
Spread 2.00%
Cost $280,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.16%
Syndicate Members Credit Suisse, JPMorgan, RBS Securities, Wells Fargo, BNP
Paribas, Mitsubishi UFJ Securities, Morgan Stanley, Sun Trust Robinson
Humphrey, Bank of America Merrill Lynch, Scotia Capital, SMBC Nikko Capital
Markets, TD Securities, US Bancorp Investments
Fund JPMorgan High Yield Fund
Trade Date 3/4/2011
Issuer Huntington Ingalls Industries, Inc. (HII 6.875% March 15, 2018
144A)
Cusip 446413AA
Bonds 7,270,000
Offering Price $100.000
Spread 2.00%
Cost $7,270,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.16%
Syndicate Members Credit Suisse, JPMorgan, RBS Securities, Wells Fargo, BNP
Paribas, Mitsubishi UFJ Securities, Morgan Stanley, Sun Trust Robinson
Humphrey, Bank of America Merrill Lynch, Scotia Capital, SMBC Nikko Capital
Markets, TD Securities, US Bancorp Investments
Fund JPMorgan Core Plus Bond Fund
Trade Date 3/4/2011
Issuer Huntington Ingalls Industries, Inc. (HII 7.125% March 15, 2021
144A)
Cusip 446413AC
Bonds 280,000
Offering Price $100.000
Spread 2.00%
Cost $280,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.16%
Syndicate Members Credit Suisse, JPMorgan, RBS Securities, Wells Fargo, BNP
Paribas, Mitsubishi UFJ Securities, Morgan Stanley, Sun Trust Robinson
Humphrey, Bank of America Merrill Lynch, Scotia Capital, SMBC Nikko Capital
Markets, TD Securities, US Bancorp Investments
Fund JPMorgan High Yield Fund
Trade Date 3/4/2011
Issuer Huntington Ingalls Industries, Inc. (HII 7.125% March 15, 2021
144A)
Cusip 446413AC
Bonds 7,270,000
Offering Price $100.000
Spread 2.00%
Cost $7,270,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.16%
Syndicate Members Credit Suisse, JPMorgan, RBS Securities, Wells Fargo, BNP
Paribas, Mitsubishi UFJ Securities, Morgan Stanley, Sun Trust Robinson
Humphrey, Bank of America Merrill Lynch, Scotia Capital, SMBC Nikko Capital
Markets, TD Securities, US Bancorp Investments
Fund JPMorgan Short Duration Bond Fund
Trade Date 3/7/2011
Issuer DIRECTV Holdings LLC and DIRECTV Financing Co. (DTV 3.50% March
1, 2016)
Cusip 25459HAY
Bonds 5,865,000
Offering Price $99.811
Spread 0.35%
Cost $5,853,915
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.85%
Syndicate Members Barclays Capital, Credit Suisse, Morgan Stanley, UBS
Securities, BBVA Securities, Citigroup Global Markets, Credit Agricole,
Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, Merrill Lynch Pierce
fenner & Smith, Mitsubishi UFJ Securities, Mizuho Securities, Santander
Investment Securities, US Bancorp
Fund JPMorgan Core Bond Fund
Trade Date 3/7/2011
Issuer DIRECTV Holdings LLC and DIRECTV Financing Co. (DTV 5.00% March
1, 2021)
Cusip 25459HBA
Bonds 4,322,000
Offering Price $99.559
Spread 0.45%
Cost $4,302,940
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.77%
Syndicate Members Barclays Capital, Credit Suisse, Morgan Stanley, UBS
Securities, BBVA Securities, Citigroup Global Markets, Credit Agricole,
Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, Merrill Lynch Pierce
fenner & Smith, Mitsubishi UFJ Securities, Mizuho Securities, Santander
Investment Securities, US Bancorp
Fund JPMorgan Core Plus Bond Fund
Trade Date 3/7/2011
Issuer DIRECTV Holdings LLC and DIRECTV Financing Co. (DTV 5.00% March
1, 2021)
Cusip 25459HBA
Bonds 530,000
Offering Price $99.559
Spread 0.45%
Cost $527,663
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.77%
Syndicate Members Barclays Capital, Credit Suisse, Morgan Stanley, UBS
Securities, BBVA Securities, Citigroup Global Markets, Credit Agricole,
Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, Merrill Lynch Pierce
fenner & Smith, Mitsubishi UFJ Securities, Mizuho Securities, Santander
Investment Securities, US Bancorp
Fund JPMorgan Core Bond Fund
Trade Date 3/9/2011
Issuer CarMax Auto Owner Trust 2011-1 A3 (CARMX 2011-1 A3 1.29%
September 15, 2015)
Cusip 14313HAC
Bonds 11,080,000
Offering Price $99.979
Spread 0.23%
Cost $11,077,695
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.74%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Barclays Capital, RBC
Capital Markets
Fund JPMorgan Short Duration Bond Fund
Trade Date 3/9/2011
Issuer CarMax Auto Owner Trust 2011-1 A3 (CARMX 2011-1 A3 1.29%
September 15, 2015)
Cusip 14313HAC
Bonds 3,200,000
Offering Price $99.979
Spread 0.23%
Cost $3,199,334
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.74%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Barclays Capital, RBC
Capital Markets
Fund JPMorgan Core Bond Fund
Trade Date 3/9/2011
Issuer CarMax Auto Owner Trust 2011-1 A4 (CARMX 2011-1 A4 2.16%
September 15, 2016)
Cusip 14313HAD
Bonds 11,120,000
Offering Price $99.975
Spread 0.31%
Cost $11,117,216
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 20.60%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Barclays Capital, RBC
Capital Markets
Fund JPMorgan Short Duration Bond Fund
Trade Date 3/9/2011
Issuer CarMax Auto Owner Trust 2011-1 A4 (CARMX 2011-1 A4 2.16%
September 15, 2016)
Cusip 14313HAD
Bonds 8,900,000
Offering Price $99.975
Spread 0.31%
Cost $8,897,771
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 20.60%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Barclays Capital, RBC
Capital Markets
Fund JPMorgan Core Plus Bond Fund
Trade Date 3/9/2011
Issuer Deluxe Corporation (DLX 7.00% March 15, 2019 144A)
Cusip 248019AM
Bonds 750,000
Offering Price $100.000
Spread 1.50%
Cost $750,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 5.04%
Syndicate Members Credit Suisse, JPMorgan, Fifth Third Bank, Mitsubishi UFJ
Securities, US Bank
Fund JPMorgan High Yield Fund
Trade Date 3/9/2011
Issuer Deluxe Corporation (DLX 7.00% March 15, 2019 144A)
Cusip 248019AM
Bonds 1,600,000
Offering Price $100.000
Spread 1.50%
Cost $1,600,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 5.04%
Syndicate Members Credit Suisse, JPMorgan, Fifth Third Bank, Mitsubishi UFJ
Securities, US Bank
Fund JPMorgan Core Plus Bond Fund
Trade Date 3/14/2011
Issuer Griffon Corporation (GFF 7.125% April 1, 2018 144A)
Cusip 398433AE
Bonds 740,000
Offering Price $100.000
Spread 1.50%
Cost $740,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.87%
Syndicate Members Deutsche Bank Securities, Goldman Sachs & Co, HSBC
Securities, JPMorgan, Wells Fargo
Fund JPMorgan High Yield Fund
Trade Date 3/14/2011
Issuer Griffon Corporation (GFF 7.125% April 1, 2018 144A)
Cusip 398433AE
Bonds 3,000,000
Offering Price $100.000
Spread 1.50%
Cost $3,000,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.87%
Syndicate Members Deutsche Bank Securities, Goldman Sachs & Co, HSBC
Securities, JPMorgan, Wells Fargo
Fund JPMorgan Core Plus Bond Fund
Trade Date 3/14/2011
Issuer Windstream Corporation (WIN 7.75% October 1, 2021 144A)
Cusip 97381WAR
Bonds 800,000
Offering Price $99.116
Spread 0.87%
Cost $792,928
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.82%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche
bank, Goldman Sachs, JPMorgan, Morgan Stanley, SunTrust Robinson Humphrey
Fund JPMorgan High Yield Fund
Trade Date 3/14/2011
Issuer Windstream Corporation (WIN 7.75% October 1, 2021 144A)
Cusip 97381WAR
Bonds 2,500,000
Offering Price $99.116
Spread 0.87%
Cost $2,477,900
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.82%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche
bank, Goldman Sachs, JPMorgan, Morgan Stanley, SunTrust Robinson Humphrey
Fund JPMorgan Core Plus Bond Fund
Trade Date 3/22/2011
Issuer Limited Brands Inc. (LTD 6.625% April 1, 2021)
Cusip 532716AT
Bonds 1,500,000
Offering Price $100.000
Spread 1.75%
Cost $1,500,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.35%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill
Lynch, HSBC Securities, Wells Fargo, KeyBanc Capital Markets, Mitsubishi UFJ
Financial, Mizuho Securities, PNC Capital Markets, RBS Securities, Santander
Invesment Securities, Williams Capital Group
Fund JPMorgan High Yield Fund
Trade Date 3/22/2011
Issuer Limited Brands Inc. (LTD 6.625% April 1, 2021)
Cusip 532716AT
Bonds 21,300,000
Offering Price $100.000
Spread 1.75%
Cost $21,300,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.35%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill
Lynch, HSBC Securities, Wells Fargo, KeyBanc Capital Markets, Mitsubishi UFJ
Financial, Mizuho Securities, PNC Capital Markets, RBS Securities, Santander
Invesment Securities, Williams Capital Group
Fund JPMorgan High Yield Fund
Trade Date 3/23/2011
Issuer CIT Group Inc. (CIT 6.625% April 1, 2018 144A)
Cusip 125577BC
Bonds 23,845,000
Offering Price $100.000
Spread 1.50%
Cost $23,845,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.15%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank,
JPMorgan, Merrill Lynch Pierce Fenner & Smith, Credit Agricole, Goldman
Sachs, Morgan Stanley, RBC Capital, UBS Securities
Fund JPMorgan High Yield Fund
Trade Date 3/24/2011
Issuer NII Capital Corp. (NIHD 7.625% April 1, 2021
Cusip 67021BAE
Bonds 3,500,000
Offering Price $100.000
Spread 1.75%
Cost $3,500,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.13%
Syndicate Members Credit Suisse, Deutsche Bank, Goldman Sachs & Co, JPMorgan,
Morgan Stanley
Fund JPMorgan Core Plus Bond Fund
Trade Date 3/24/2011
Issuer Plains Exploration & Production Company (PXP 6.625% May 1, 2021)
Cusip 726505AK
Bonds 165,000
Offering Price $100.000
Spread 1.50%
Cost $165,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.81%
Syndicate Members Barclays Capital, BMO Capital Markets, BNP Paribas,
JPMorgan, Scotia Capital, Wells Fargo, Bank America Merrill Lynch, Citigroup
Global Markets, ING Bank NV, Lloyds Bank PLC, Morgan Stanley, RBC Capital
Markets, RBS Securities, TD Securities
Fund JPMorgan High Yield Fund
Trade Date 3/24/2011
Issuer Plains Exploration & Production Company (PXP 6.625% May 1, 2021)
Cusip 726505AK
Bonds 3,000,000
Offering Price $100.000
Spread 1.50%
Cost $3,000,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.81%
Syndicate Members Barclays Capital, BMO Capital Markets, BNP Paribas,
JPMorgan, Scotia Capital, Wells Fargo, Bank America Merrill Lynch, Citigroup
Global Markets, ING Bank NV, Lloyds Bank PLC, Morgan Stanley, RBC Capital
Markets, RBS Securities, TD Securities
Fund JPMorgan High Yield Fund
Trade Date 3/29/2011
Issuer CEMEX SAB DE CV (CEMEX FRN September 30, 2015 144A)
Cusip 151290BD
Bonds 12,000,000
Offering Price $99.001
Spread 0.66%
Cost $11,880,120
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.50%
Syndicate Members Bank America Merrill Lynch, JPMorgan, RBS Securities, Banco
Bilbao Vizcaya Argentaria, BNP Paribas, Caja de Ahorro y Monye de Piedad,
Santander Investment Securities
Fund JPMorgan Core Bond Fund
Trade Date 3/29/2011
Issuer Time Warner Inc. (TWX 4.75% March 29, 2021)
Cusip 887317AK
Bonds 5,670,000
Offering Price $98.943
Spread 0.45%
Cost $5,610,068
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.85%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, BNP Paribas,
Citigroup Global Markets, Credit Suisse, Deutsche bank, JPMorgan, Morgan
Stanley, RBS Securities, Wells Fargo, Bank of Tokyo-Mitusbishi UFJ Ltd, Bank
of Nova Scotia, BNY Mellon, Credit Agricole, Goldman Sachs, Mizuho
Securities, Muriel Siebert & Co, Santander Investment Securities, SMBC
Securities, Svenska Handelsbanken, USB, Williams Capital
Fund JPMorgan Core Bond Fund
Trade Date 3/29/2011
Issuer Time Warner Inc. (TWX 4.75% March 29, 2041)
Cusip 887317AL
Bonds 4,139,000
Offering Price $98.707
Spread 0.88%
Cost $4,085,483
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.76%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, BNP Paribas,
Citigroup Global Markets, Credit Suisse, Deutsche bank, JPMorgan, Morgan
Stanley, RBS Securities, Wells Fargo, Mitusbishi UFJ Securities, Scotia
Capital, BNY Mellon, Credit Agricole, Goldman Sachs, Lloyds TSB, Mizuho
Securities, Muriel Siebert & Co, Santander Investment Securities, SMBC Nikko
Securities, Svenska Handelsbanken, USB, Williams Capital
Fund JPMorgan Core Plus Bond Fund
Trade Date 3/31/2011
Issuer Ameristar Casinos Inc. (ASCA 7.50% April 15, 2021 144A)
Cusip 03070QAM
Bonds 563,000
Offering Price $99.125
Spread 1.31%
Cost $558,074
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 6.24%
Syndicate Members Credit Agricole, Deutsche Bank, JPMorgan, Bank America
Merrill Lynch, Wells Fargo, Commerz Markets, US Bancorp
Fund JPMorgan High Yield Fund
Trade Date 3/31/2011
Issuer Ameristar Casinos Inc. (ASCA 7.50% April 15, 2021 144A)
Cusip 03070QAM
Bonds 12,000,000
Offering Price $99.125
Spread 1.31%
Cost $11,895,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 6.24%
Syndicate Members Credit Agricole, Deutsche Bank, JPMorgan, Bank America
Merrill Lynch, Wells Fargo, Commerz Markets, US Bancorp
Fund JPMorgan Core Plus Bond Fund
Trade Date 4/4/2011
Issuer Pernod-Ricard SA (RIFP 5.75% April 7, 2021 144A)
Cusip 714264AA
Bonds 150,000
Offering Price $99.065
Spread 0.60%
Cost $148,598
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.25%
Syndicate Members Bank America Merrill Lynch, BNP Paribas, CM-CIC Securities,
Goldman Sachs & Co, JPMorgan
Fund JPMorgan High Yield Fund
Trade Date 4/4/2011
Issuer Pernod-Ricard SA (RIFP 5.75% April 7, 2021 144A)
Cusip 714264AA
Bonds 2,450,000
Offering Price $99.065
Spread 0.60%
Cost $2,427,093
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.25%
Syndicate Members Bank America Merrill Lynch, BNP Paribas, CM-CIC Securities,
Goldman Sachs & Co, JPMorgan
Fund JPMorgan Core Plus Bond Fund
Trade Date 4/4/2011
Issuer Stewart Enterprises (STEI 6.50% April 15, 2019 144A)
Cusip 860370AL
Bonds 615,000
Offering Price $100.000
Spread 1.75%
Cost $615,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.70%
Syndicate Members JPMorgan, Bank America Merrill Lynch, SunTrust Robinson
Humphrey, BBVA Securities, Morgan Keegan
Fund JPMorgan High Yield Fund
Trade Date 4/4/2011
Issuer Stewart Enterprises (STEI 6.50% April 15, 2019 144A)
Cusip 860370AL
Bonds 3,445,000
Offering Price $100.000
Spread 1.75%
Cost $3,445,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.70%
Syndicate Members JPMorgan, Bank America Merrill Lynch, SunTrust Robinson
Humphrey, BBVA Securities, Morgan Keegan
Fund JPMorgan Core Plus Bond Fund
Trade Date 4/5/2011
Issuer PENN Virginia Corp (PVA 7.25% April 15, 2019)
Cusip 707882AC
Bonds 210,000
Offering Price $100.000
Spread 2.00%
Cost $210,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.37%
Syndicate Members Barclays Capital, JPMorgan, Bank America Merrill Lynch, RBC
Capital, Wells Fargo, BNP Paribas, Credit Suisse, BMO Capital Markets,
Capital One Southcoast, Comerica Securities, PNC Capital, Scotia Capital
Fund JPMorgan High Yield Fund
Trade Date 4/5/2011
Issuer PENN Virginia Corp (PVA 7.25% April 15, 2019)
Cusip 707882AC
Bonds 2,025,000
Offering Price $100.000
Spread 2.00%
Cost $2,025,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.37%
Syndicate Members Barclays Capital, JPMorgan, Bank America Merrill Lynch, RBC
Capital, Wells Fargo, BNP Paribas, Credit Suisse, BMO Capital Markets,
Capital One Southcoast, Comerica Securities, PNC Capital, Scotia Capital
Fund JPMorgan Core Plus Bond Fund
Trade Date 4/5/2011
Issuer Sappi Paper Holding GMBH (SAPSJ 6.625% April 15, 2021 144A)
Cusip 803071AA
Bonds 300,000
Offering Price $100.000
Spread 1.65%
Cost $300,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.03%
Syndicate Members Citigroup Global Markets, Credit Agricole, JPMorgan, KBC
Bank, RBS Securities, UniCredit Bank, Nordea Markets, Standard Chartered
Fund JPMorgan High Yield Fund
Trade Date 4/5/2011
Issuer Sappi Paper Holding GMBH (SAPSJ 6.625% April 15, 2021 144A)
Cusip 803071AA
Bonds 1,100,000
Offering Price $100.000
Spread 1.65%
Cost $1,100,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.03%
Syndicate Members Citigroup Global Markets, Credit Agricole, JPMorgan, KBC
Bank, RBS Securities, UniCredit Bank, Nordea Markets, Standard Chartered
Fund JPMorgan High Yield Fund
Trade Date 4/6/2011
Issuer Navios SA Logistics Inc. and Navios Logistics Finance (US) Inc.
(NAVSAL 9.25% April 15, 2019 144A)
Cusip 63938NAA
Bonds 4,500,000
Offering Price $100.000
Spread 2.00%
Cost $4,500,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.69%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Citigroup Global
Markets, Credit Suisse, S Goldman Capital
Fund JPMorgan Core Plus Bond Fund
Trade Date 4/11/2011
Issuer Vail Resorts Inc. (MTN 6.50% May 1, 2019 144A)
Cusip 91879QAJ
Bonds 600,000
Offering Price $100.000
Spread 1.75%
Cost $600,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.99%
Syndicate Members Bank America Merrill Lynch, Deutsche Bank, JPMorgan, BBVA
Securities, Comerica Securities, US Bancorp, Wells Fargo
Fund JPMorgan High Yield Fund
Trade Date 4/11/2011
Issuer Vail Resorts Inc. (MTN 6.50% May 1, 2019 144A)
Cusip 91879QAJ
Bonds 3,450,000
Offering Price $100.000
Spread 1.75%
Cost $3,450,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.99%
Syndicate Members Bank America Merrill Lynch, Deutsche Bank, JPMorgan, BBVA
Securities, Comerica Securities, US Bancorp, Wells Fargo
Fund JPMorgan Core Plus Bond Fund
Trade Date 4/18/2011
Issuer Calcipar SA (CARMLI 6.875% May 1, 2018 144A)
Cusip 128690AA
Bonds 325,000
Offering Price $100.000
Spread 1.13%
Cost $325,000
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 3.16%
Syndicate Members BNP Paribas, Credit Agricole, ING Bank, JPMorgan, Commerz
Markets, Dexia Bank, KBC Bank, Rabo Securities
Fund JPMorgan High Yield Fund
Trade Date 4/18/2011
Issuer Calcipar SA (CARMLI 6.875% May 1, 2018 144A)
Cusip 128690AA
Bonds 8,225,000
Offering Price $100.000
Spread 1.13%
Cost $8,225,000
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 3.16%
Syndicate Members BNP Paribas, Credit Agricole, ING Bank, JPMorgan, Commerz
Markets, Dexia Bank, KBC Bank, Rabo Securities
Fund JPMorgan High Yield Fund
Trade Date 4/27/2011
Issuer Iasis Healthcare LLC (IAS 8.375% May 15, 2019 144A)
Cusip 45072PAC
Bonds 25,500,000
Offering Price $99.277
Spread 2.00%
Cost $25,315,635
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.10%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, Goldman Sachs & Co, JPMorgan, Deutsche Bank, SunTrust
Robinson Humphrey
Fund JPMorgan High Yield Fund
Trade Date 4/28/2011
Issuer Brightstar Corp. (BSTA 9.50% December 1, 2016 144A)
Cusip 109478AA
Bonds 1,400,000
Offering Price $105.750
Spread 2.00%
Cost $1,480,500
Dealer Executing Trade Jefferies and Company Inc.
% of Offering  purchased by firm 8.65%
Syndicate Members Barclays Capital, Credit Suisse, Goldman Sachs, Jeffries &
Co, JPMorgan, ANZ Securities, BB&T Capital Markets, Fifth Third Securities,
HSBC Securities, PNC Capital Markets, Standard Bank, US Bancorp Investments
Fund JPMorgan Core Plus Bond Fund
Trade Date 4/28/2011
Issuer RadioShack Corporation (RSH 6.75% May 15, 2019 144A)
Cusip 750438AD
Bonds 1,200,000
Offering Price $99.234
Spread 1.75%
Cost $1,190,808
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.81%
Syndicate Members Bank America Merrill Lynch, Goldman Sachs & Co, JPMorgan,
Wells Fargo
Fund JPMorgan High Yield Fund
Trade Date 4/28/2011
Issuer RadioShack Corporation (RSH 6.75% May 15, 2019 144A)
Cusip 750438AD
Bonds 5,500,000
Offering Price $99.234
Spread 1.75%
Cost $5,457,870
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.81%
Syndicate Members Bank America Merrill Lynch, Goldman Sachs & Co, JPMorgan,
Wells Fargo
Fund JPMorgan High Yield Fund
Trade Date 4/29/2011
Issuer Cumulus Media Inc. (CMLS 7.75% May 1, 2019 144A)
Cusip 231082AB
Bonds 1,200,000
Offering Price $100.000
Spread 2.25%
Cost $1,200,000
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.37%
Syndicate Members ING Financial Markets, JPMorgan, Macquarie Capital, RBC
Capital, UBS Securities, FBR Capital Markets
Fund JPMorgan Core Plus Bond Fund
Trade Date 5/3/2011
Issuer CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 6.50%
April 30, 2021)
Cusip 1248EPAU
Bonds 1,500,000
Offering Price $100.000
Spread 1.30%
Cost $1,500,000
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 3.67%
Syndicate Members UBS Securities, Citigroup Global Markets, Credit Suisse,
Deutsche Bank Securities, Merrill Lynch Pierce Fenner & Smith, Credit
Agricole Securities, Goldman Sachs & Co, JPMorgan, Morgan Joseph TriArtisan
Group, Morgan Stanley & Co, RBC Capital, US Bancorp
Fund JPMorgan High Yield Fund
Trade Date 5/3/2011
Issuer CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 6.50%
April 30, 2021)
Cusip 1248EPAU
Bonds 25,520,000
Offering Price $100.000
Spread 1.30%
Cost $25,520,000
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 3.67%
Syndicate Members UBS Securities, Citigroup Global Markets, Credit Suisse,
Deutsche Bank Securities, Merrill Lynch Pierce Fenner & Smith, Credit
Agricole Securities, Goldman Sachs & Co, JPMorgan, Morgan Joseph TriArtisan
Group, Morgan Stanley & Co, RBC Capital, US Bancorp
Fund JPMorgan Core Plus Bond Fund
Trade Date 5/6/2011
Issuer Kansas City Southern de Mexico, S.A. de C.V. (KSU 6.125% June 15,
2021 144A)
Cusip 485161AL
Bonds 170,000
Offering Price $100.000
Spread 2.00%
Cost $170,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.71%
Syndicate Members Bank America Merrill Lynch, JPMoragn, JPMorgan, Scotia
Capital, BBVA Securities, Morgan Stanley
Fund JPMorgan High Yield Fund
Trade Date 5/6/2011
Issuer Kansas City Southern de Mexico, S.A. de C.V. (KSU 6.125% June 15,
2021 144A)
Cusip 485161AL
Bonds 4,375,000
Offering Price $100.000
Spread 2.00%
Cost $4,375,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.71%
Syndicate Members Bank America Merrill Lynch, JPMoragn, JPMorgan, Scotia
Capital, BBVA Securities, Morgan Stanley
Fund JPMorgan Core Bond Fund
Trade Date 5/9/2011
Issuer CVS Caremark Corporation (CVS 5.75% May 15, 2041)
Cusip 126650BX
Bonds 6,794,000
Offering Price $98.329
Spread 0.88%
Cost $6,680,472
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.91%
Syndicate Members Barclays Capital, BNY Mellon, JPMorgan, Merrill Lynch
Pierce Fenner & Smith, Wells Fargo, Deutsche bank, Morgan Stanley, RBS
Securities,Stifel Nicolaus & Co, US Bancorp, Fifth Third Securities, KeyBanc
Capital, Mizuho Securities, RBC Capital, Sumitomo Bank Ltd.
Fund JPMorgan Core Bond Fund
Trade Date 5/9/2011
Issuer ERAC USA Finance Company (ENTERP 4.50% August 16, 2021 144A)
Cusip 26884TAD
Bonds 3,874,000
Offering Price $99.536
Spread 0.65%
Cost $3,856,025
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.21%
Syndicate Members Bank of Tokyo-Mitsubishi UFJ, Bank America Merrill Lynch,
Barclays Capital, RBS Securities, Wells Fargo, Deutsche Bank, Goldman Sachs,
JPMorgan, RBC Capital
Fund JPMorgan High Yield Fund
Trade Date 5/10/2011
Issuer NRG Energy Inc (NRG 7.625% May 15, 2019 144A)
Cusip 629377BP
Bonds 9,145,000
Offering Price $100.000
Spread 1.25%
Cost $9,145,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.83%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan
Stanley, RBS Securities, BNP Paribas, Commerz Markets, Credit Agricole
Securities, ING Financial, Mitsubishi UFJ Securities
Fund JPMorgan High Yield Fund
Trade Date 5/10/2011
Issuer NRG Energy Inc (NRG 7.875% May 15, 2021 144A)
Cusip 629377BQ
Bonds 9,740,000
Offering Price $100.000
Spread 1.25%
Cost $9,740,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.46%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan
Stanley, RBS Securities, BNP Paribas, Commerz Markets, Credit Agricole
Securities, ING Financial, Mitsubishi UFJ Securities
Fund JPMorgan Core Bond Fund
Trade Date 5/11/2011
Issuer Hyundai Auto Receivables Trust 2011-B A3 (HART 2011-B A3 1.04%
September 15, 2015)
Cusip 44890EAC
Bonds 3,880,000
Offering Price $99.978
Spread 0.23%
Cost $3,879,163
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.91%
Syndicate Members BankAmerica Merrill Lynch, HSBC Securities, Citigroup
Global Markets, JPMorgan
Fund JPMorgan Short Duration Bond Fund
Trade Date 5/11/2011
Issuer Hyundai Auto Receivables Trust 2011-B A3 (HART 2011-B A3 1.04%
September 15, 2015)
Cusip 44890EAC
Bonds 1,522,000
Offering Price $99.978
Spread 0.23%
Cost $1,521,672
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.91%
Syndicate Members BankAmerica Merrill Lynch, HSBC Securities, Citigroup
Global Markets, JPMorgan
Fund JPMorgan Core Bond Fund
Trade Date 5/11/2011
Issuer Hyundai Auto Receivables Trust 2011-B A4 (HART 2011-B A4 1.65%
February 15, 2017)
Cusip 44890EAD
Bonds 5,798,000
Offering Price $99.980
Spread 0.29%
Cost $5,796,830
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 9.02%
Syndicate Members BankAmerica Merrill Lynch, HSBC Securities, Citigroup
Global Markets, JPMorgan
Fund JPMorgan Short Duration Bond Fund
Trade Date 5/11/2011
Issuer Hyundai Auto Receivables Trust 2011-B A4 (HART 2011-B A4 1.65%
February 15, 2017)
Cusip 44890EAD
Bonds 1,422,000
Offering Price $99.980
Spread 0.29%
Cost $1,421,713
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 9.02%
Syndicate Members BankAmerica Merrill Lynch, HSBC Securities, Citigroup
Global Markets, JPMorgan
Fund JPMorgan Short-Intermediate Municipal Bond Fund
Trade Date 5/11/2011
Issuer Nebraska Power (5.000%, January 1, 2016)
Cusip 63968ASL
Bonds 1,175,000
Offering Price $114.009
Spread 0.43%
Cost $1,339,606
Dealer Executing Trade Wachovia Bank N.A.
% of Offering  purchased by firm 2.44%
Syndicate Members JPMorgan,Piper Jaffrey, Davidson, Goldman, RBC,
Ameritas,BMO, Edward Jones, US Bancorp, Morgan Stanley, Ramirez, Wells Fargo,
Barclays, Smith Hayes
Fund JPMorgan Core Plus Bond Fund
Trade Date 5/11/2011
Issuer Range Resources Corporation (RRC 5.75% June 1, 2021)
Cusip 75281AAM
Bonds 375,000
Offering Price $100.000
Spread 1.75%
Cost $375,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.68%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Wells Fargo, Barclays
Capital, BBVA Securities, BMO Capital, BNP Paribas, Bosc Inc, Capital One
Southcoast, Citigroup Global Markets, Comerica Securities, Credit Agricole
Corp, Credit Suisse, Deutsche bank, KeyBanc Capital, Mitsubishi UFJ
Securities, Natixis, RBC Capital Markets, Scotia Capital, Societe Generale,
SunTrust Robinson Humphrey, UBS Securities, US Bancorp
Fund JPMorgan High Yield Fund
Trade Date 5/11/2011
Issuer Range Resources Corporation (RRC 5.75% June 1, 2021)
Cusip 75281AAM
Bonds 4,530,000
Offering Price $100.000
Spread 1.75%
Cost $4,530,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.68%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Wells Fargo, Barclays
Capital, BBVA Securities, BMO Capital, BNP Paribas, Bosc Inc, Capital One
Southcoast, Citigroup Global Markets, Comerica Securities, Credit Agricole
Corp, Credit Suisse, Deutsche bank, KeyBanc Capital, Mitsubishi UFJ
Securities, Natixis, RBC Capital Markets, Scotia Capital, Societe Generale,
SunTrust Robinson Humphrey, UBS Securities, US Bancorp
Fund JPMorgan Core Plus Bond Fund
Trade Date 5/12/2011
Issuer Navios Maritime Acquisition Corporation and Navios Acquistion
Finance (U.S.) Inc. (NNA 8.625% November 1, 2017 144A)
Cusip 63938MAC
Bonds 300,000
Offering Price $102.250
Spread 2.00%
Cost $306,750
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 17.66%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Canto Fitzgerald,
Credit Agricole, DVB Capital Markets, S Goldman Capital
Fund JPMorgan High Yield Fund
Trade Date 5/12/2011
Issuer Navios Maritime Acquisition Corporation and Navios Acquistion
Finance (U.S.) Inc. (NNA 8.625% November 1, 2017 144A)
Cusip 63938MAC
Bonds 7,830,000
Offering Price $102.250
Spread 2.00%
Cost $8,006,175
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 17.66%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Canto Fitzgerald,
Credit Agricole, DVB Capital Markets, S Goldman Capital
Fund JPMorgan High Yield Fund
Trade Date 5/13/2011
Issuer Thompson Creek Metals Company,Inc. (TCMCN 7.375% June 1, 2018
144A)
Cusip 884768AA
Bonds 2,330,000
Offering Price $100.000
Spread 2.25%
Cost $2,330,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.33%
Syndicate Members Deutsche Bank Securities, JPMorgan, BBVA Securities, RBC
Capital Markets, Societe Generale, Standard Bank, UBS Securities
Fund JPMorgan Core Bond Fund
Trade Date 5/13/2011
Issuer Xerox Corporation (XRX 4.50% May 15, 2021)
Cusip 984121CD
Bonds 1,770,000
Offering Price $99.246
Spread 0.65%
Cost $1,756,654
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.97%
Syndicate Members Citigroup Global Markets, Deutsche Bank Securities,
JPMorgan, UBS Securities, Bank America Merrill Lynch, BNP Paribas, HSBC
Securities
Fund JPMorgan Core Bond Fund
Trade Date 5/16/2011
Issuer Burlington North Santa Fe, LLC (BRK 5.40% June 1, 2041)
Cusip 12189LAE
Bonds 5,250,000
Offering Price $99.688
Spread 0.88%
Cost $5,233,620
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.69%
Syndicate Members Citigroup Global Markets, JPMorgan, Wells Fargo Securities
Fund JPMorgan Core Bond Fund
Trade Date 5/16/2011
Issuer Great Plains Energy Inc. (GXP 4.85% June 1, 2021)
Cusip 391164AE
Bonds 1,507,000
Offering Price $99.904
Spread 0.65%
Cost $1,505,553
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.72%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Mitsubishi UFJ
Securities, US Bancorp, Valdes & Moreno
Fund JPMorgan Core Bond Fund
Trade Date 5/16/2011
Issuer Texas Instruments Inc (TXN 1.375% May 15, 2014)
Cusip 882508AQ
Bonds 5,000,000
Offering Price $99.875
Spread 0.25%
Cost $4,993,750
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 5.54%
Syndicate Members Citigroup Global Markets, JPMorgan, Merrill Lynch Pierce
Fenner & Smith, Morgan Stanley, Barclays Capital BNP Paribas, Mitsubishi UFJ
Securities, Mizuho Securities, Williams Capital
Fund JPMorgan Core Plus Bond Fund
Trade Date 5/16/2011
Issuer Texas Instruments Inc (TXN 2.375% May 16,2016)
Cusip 882508AR
Bonds 1,400,000
Offering Price $99.893
Spread 0.35%
Cost $1,398,502
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.00%
Syndicate Members Citigroup Global Markets, JPMorgan, Merrill Lynch Pierce
Fenner & Smith, Morgan Stanley, Barclays Capital BNP Paribas, Mitsubishi UFJ
Securities, Mizuho Securities, Williams Capital
Fund JPMorgan Short Duration Bond Fund
Trade Date 5/16/2011
Issuer Texas Instruments Inc (TXN 2.375% May 16,2016)
Cusip 882508AR
Bonds 4,610,000
Offering Price $99.893
Spread 0.35%
Cost $4,605,067
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.00%
Syndicate Members Citigroup Global Markets, JPMorgan, Merrill Lynch Pierce
Fenner & Smith, Morgan Stanley, Barclays Capital BNP Paribas, Mitsubishi UFJ
Securities, Mizuho Securities, Williams Capital
Fund JPMorgan Core Plus Bond Fund
Trade Date 5/17/2011
Issuer RR Donnelley & Sons Company (RRD 7.25% May 15, 2018)
Cusip 257867AX
Bonds 300,000
Offering Price $100.000
Spread 1.50%
Cost $300,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.71%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
JPMorgan, Fifth Third Securities, Mitsubishi UFJ Securities, PNC Capital
Markets, Scotia Capital, TD Securities, UBS Securities, US Bancorp
Fund JPMorgan High Yield Fund
Trade Date 5/17/2011
Issuer RR Donnelley & Sons Company (RRD 7.25% May 15, 2018)
Cusip 257867AX
Bonds 8,100,000
Offering Price $100.000
Spread 1.50%
Cost $8,100,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.71%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
JPMorgan, Fifth Third Securities, Mitsubishi UFJ Securities, PNC Capital
Markets, Scotia Capital, TD Securities, UBS Securities, US Bancorp
Fund JPMorgan Core Plus Bond Fund
Trade Date 5/17/2011
Issuer Petrohawk Energy Corporation (HKUS 6.25% June 1, 2019 144A)
Cusip 716495AM
Bonds 610,000
Offering Price $100.000
Spread 1.75%
Cost $610,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 6.63%
Syndicate Members Wells fargo, Bank America Merrill Lynch, Barclays Capital,
BMO Capital Markets, BNP Paribas, Goldman Sachs, JPMorgan, RBC Capital
Markets, Capital One Southcoast, Credit Agricole, Credit Suisse, Deutsche
bank, Morgan Stanley, UBS Securites, Citigroup Global Markets, ING Capital,
KeyBanc Capital Markets,Mizuho Securites, Natixis Financial, Scotia Capital,
SMBC Securities, SunTrust Robinson Humphrey
Fund JPMorgan High Yield Fund
Trade Date 5/17/2011
Issuer Petrohawk Energy Corporation (HKUS 6.25% June 1, 2019 144A)
Cusip 716495AM
Bonds 16,000,000
Offering Price $100.000
Spread 1.75%
Cost $16,000,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 6.63%
Syndicate Members Wells fargo, Bank America Merrill Lynch, Barclays Capital,
BMO Capital Markets, BNP Paribas, Goldman Sachs, JPMorgan, RBC Capital
Markets, Capital One Southcoast, Credit Agricole, Credit Suisse, Deutsche
bank, Morgan Stanley, UBS Securites, Citigroup Global Markets, ING Capital,
KeyBanc Capital Markets,Mizuho Securites, Natixis Financial, Scotia Capital,
SMBC Securities, SunTrust Robinson Humphrey
Fund JPMorgan Core Plus Bond Fund
Trade Date 5/18/2011
Issuer Concho Resources Inc (CXO 6.50% Juanuary 15, 2022)
Cusip 20605PAC
Bonds 545,000
Offering Price $100.000
Spread 2.00%
Cost $545,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.84%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Wells Fargo, Barclays
Capital, BNP Paribas, Credit Agricole, ING Financial, Lloyds Securities,
Mitsubishi UFJ Securities, US Bancorp, Banco Bilbao Vizcaya Argentaria, BMO
Capital, Capital One Southcoast, CIBC World Markets, Howard Weil, Keybanc
Capital markets, Natixis Securities, RBS Securities, Scotia Capital, SMBC
Nikko Capital Markets, SunTrust Robinson Humphrey
Fund JPMorgan High Yield Fund
Trade Date 5/18/2011
Issuer Concho Resources Inc (CXO 6.50% Juanuary 15, 2022)
Cusip 20605PAC
Bonds 7,855,000
Offering Price $100.000
Spread 2.00%
Cost $7,855,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.84%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Wells Fargo, Barclays
Capital, BNP Paribas, Credit Agricole, ING Financial, Lloyds Securities,
Mitsubishi UFJ Securities, US Bancorp, Banco Bilbao Vizcaya Argentaria, BMO
Capital, Capital One Southcoast, CIBC World Markets, Howard Weil, Keybanc
Capital markets, Natixis Securities, RBS Securities, Scotia Capital, SMBC
Nikko Capital Markets, SunTrust Robinson Humphrey
Fund JPMorgan Municipal Income Fund
Trade Date 5/19/2011
Issuer Chelan County, WA (5.500% , July 1, 2026)
Cusip 163103SY
Bonds 500,000
Offering Price $107.946
Spread 0.50%
Cost $539,730
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.93%
Syndicate Members JPMorgan, Barclays,BofA Merrill, Morgan Stanley
Fund JPMorgan High Yield Fund
Trade Date 5/19/2011
Issuer International Lease Finance Corporation (AIG 6.25% May 15, 2019)
Cusip 459745GH
Bonds 13,040,000
Offering Price $100.000
Spread 1.25%
Cost $13,040,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.68%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche
Bank, Goldman Sachs, JPMorgan, Macquarie Capital, Morgan Stanley, RBC
Capital, UBS Securities
Fund JPMorgan Core Bond Fund
Trade Date 5/20/2011
Issuer CSX Corporation (CSX 5.50% April 15, 2041)
Cusip 126408GU
Bonds 3,900,000
Offering Price $99.326
Spread 0.88%
Cost $3,873,714
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.37%
Syndicate Members UBS Securities, Credit Suisse, Barclays Capital, Citigroup
Global Markets, Deutsche Bank, JPMorgan, Morgan Stanley, Mitsubishi UFJ
Securities, Mizuho Securities, Scotia Capital
Fund JPMorgan Core Bond Fund
Trade Date 5/20/2011
Issuer CSX Corporation (CSX 4.25% June 1, 2021)
Cusip 126408GV
Bonds 1,986,000
Offering Price $99.499
Spread 0.65%
Cost $1,976,050
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.81%
Syndicate Members UBS Securities, Credit Suisse, Barclays Capital, Citigroup
Global Markets, Deutsche Bank, JPMorgan, Morgan Stanley, Mitsubishi UFJ
Securities, Mizuho Securities, Scotia Capital
Fund JPMorgan High Yield Fund
Trade Date 5/20/2011
Issuer JBS USA, LLC and JBS USA Finance, Inc. (JBSSBZ 7.25% June 1, 2021
144A)
Cusip 466112AF
Bonds 19,500,000
Offering Price $98.260
Spread 1.25%
Cost $19,160,700
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 9.36%
Syndicate Members Banco do Brasil SA, Bank America Merrill Lynch, Barclays
Capital, JPMorgan, Morgan Stanley, BMO Capital, Credit Suisse, Rabo
Securities, Wells Fargo
Fund JPMorgan Core Plus Bond Fund
Trade Date 5/23/2011
Issuer Regency Energy Partners LP and Regency Energy Finance Corp (RGNC
6.50% July 15, 2021)
Cusip 75886AAF
Bonds 770,000
Offering Price $100.000
Spread 1.75%
Cost $770,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 7.39%
Syndicate Members Bank America Merrill Lynch, Credit Suisse, JPMorgan, Morgan
Stanley, RBS Securities, Wells fargo, Deutsche Bank, SunTrust Robinson
Humphrey, Comerica Securities, Natixis Securities, Scotia Capital, US Bancorp
Fund JPMorgan High Yield Fund
Trade Date 5/23/2011
Issuer Regency Energy Partners LP and Regency Energy Finance Corp (RGNC
6.50% July 15, 2021)
Cusip 75886AAF
Bonds 12,000,000
Offering Price $100.000
Spread 1.75%
Cost $12,000,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 7.39%
Syndicate Members Bank America Merrill Lynch, Credit Suisse, JPMorgan, Morgan
Stanley, RBS Securities, Wells fargo, Deutsche Bank, SunTrust Robinson
Humphrey, Comerica Securities, Natixis Securities, Scotia Capital, US Bancorp
Fund JPMorgan Core Bond Fund
Trade Date 5/24/2011
Issuer Aon Corporation (AON 3.125% May 27, 2016)
Cusip 037389AY
Bonds 2,483,000
Offering Price $99.959
Spread 0.50%
Cost $2,481,982
Dealer Executing Trade Morgan Keegan & Company
% of Offering  purchased by firm 1.32%
Syndicate Members Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Goldman
Sachs, Aon Benfield, Citigroup Global Markets, Credit Suisse, Deutsche Bank,
JPMorgan, RBS Securities
Fund JPMorgan Core Plus Bond Fund
Trade Date 5/24/2011
Issuer Caterpillar Inc (CAT 5.20% May 27, 2041)
Cusip 149123BS
Bonds 640,000
Offering Price $99.789
Spread 0.88%
Cost $638,650
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 1.28%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan,
Merrill Lynch Pierce Fenner & Smith, RBS Securities, SG Americas, ANZ
Securities, Banco Bilbao Vizcaya Argentaria, Bank of New York, BNP Paribas,
BNY Mellon Capital Markets, Commerz Markets, Goldman Sachs, HSBC Securities,
ICBC Securities, ING International Securities, Keybanc Capital, Lloyds
Securities, Loop Capital, Mitsubishi UFJ Securities, Norther Trust Company,
RBC Capital, Standard Chartered Bank, TD Securities, US Bancorp, Williams
Capital
Fund JPMorgan Core Bond Fund
Trade Date 5/25/2011
Issuer Hewlett-Packard Company (HPQ 4.30% June 1, 2021)
Cusip 428236BM
Bonds 7,667,000
Offering Price $99.799
Spread 0.45%
Cost $7,651,589
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 1.72%
Syndicate Members Deutsche Bank, JPMorgan, RBS Securities, Barclays Capital,
BNP Paribas, Citigroup Global Markets, Credit Suisse, HSBC Securities,
Merrill Lynch Pierce Fenner & Smith, Mitsubishi UFJ Securities, Morgan
Stanley, Wells Fargo
Fund JPMorgan Core Plus Bond Fund
Trade Date 5/25/2011
Issuer Hewlett-Packard Company (HPQ 4.30% June 1, 2021)
Cusip 428236BM
Bonds 1,113,000
Offering Price $99.799
Spread 0.45%
Cost $1,110,763
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 1.72%
Syndicate Members Deutsche Bank, JPMorgan, RBS Securities, Barclays Capital,
BNP Paribas, Citigroup Global Markets, Credit Suisse, HSBC Securities,
Merrill Lynch Pierce Fenner & Smith, Mitsubishi UFJ Securities, Morgan
Stanley, Wells Fargo
Fund JPMorgan Michigan Municipal Bond Fund
Trade Date 5/25/2011
Issuer Lansing, MI Water (5.000%, July 1, 2026)
Cusip 516391AM
Bonds 1,000,000
Offering Price $105.491
Spread 0.50%
Cost $1,054,910
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.60%
Syndicate Members JPMorgan, Citi,BofA Merrill, Morgan Stanley, Ramirez, Wells
Fargo
Fund JPMorgan Michigan Municipal Bond Fund
Trade Date 5/25/2011
Issuer Lansing, MI Water (5.500%, July 1, 2041)
Cusip 516391AT
Bonds 1,000,000
Offering Price $104.309
Spread 0.50%
Cost $1,043,090
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.60%
Syndicate Members JPMorgan, Citi,BofA Merrill, Morgan Stanley, Ramirez, Wells
Fargo
Fund JPMorgan High Yield Fund
Trade Date 6/1/2011
Issuer AES Corporation (AES 7.375% July 1, 2021 144A)
Cusip 00130HBR
Bonds 9,800,000
Offering Price $100.000
Spread 2.00%
Cost $9,800,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.13%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Morgan Stanley,
Barclays Capital, BNP Paribas, Credit Agricole Securities, Mitsubishi UFJ
Securities, Scotia Capital
Fund JPMorgan Short-Intermediate Municipal Bond Fund
Trade Date 6/2/2011
Issuer New York Water (5.000%, June 15, 2016)
Cusip 64986AQ9
Bonds 3,510,000
Offering Price $116.938
Spread 0.38%
Cost $4,104,524
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.67%
Syndicate Members Morgan Stanley, BofA Merrill, Goldman, Lebenthal, Ramirez,
Rice, Citi, Grigsby, Loop, Raymond James, Roosevelt Cross, Wells Fargo,
Jeffries, Fidelity, JPMorgan, Beal, RBC, Siebert
Fund JPMorgan Core Plus Bond Fund
Trade Date 6/8/2011
Issuer Teleflex Inc. (TFX 6.875% June 1, 2019)
Cusip 879369AB
Bonds 2,200,000
Offering Price $100.000
Spread 1.25%
Cost $2,200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.46%
Syndicate Members Goldman Sachs, JPMorgan, BankAmerica Merrill Lynch
Fund JPMorgan High Yield Fund
Trade Date 6/8/2011
Issuer Teleflex Inc. (TFX 6.875% June 1, 2019)
Cusip 879369AB
Bonds 3,500,000
Offering Price $100.000
Spread 1.25%
Cost $3,500,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.46%
Syndicate Members Goldman Sachs, JPMorgan, BankAmerica Merrill Lynch
Fund JPMorgan Core Bond Fund
Trade Date 6/9/2011
Issuer CenturyLink, Inc. (CTL 6.45% June 15, 2021)
Cusip 156700AR
Bonds 9,400,000
Offering Price $99.659
Spread 0.80%
Cost $9,367,946
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.22%
Syndicate Members Bank America Merrill Lynch, Barclys Capital, JPMorgan,
Wells Fargo
Fund JPMorgan Core Bond Fund
Trade Date 6/13/2011
Issuer Discovery Communications (DISCA 4.375% June 15, 2021)
Cusip 25470DAE
Bonds 6,674,000
Offering Price $99.377
Spread 0.65%
Cost $6,632,421
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.67%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Credit Suisse Securities, JPMorgan, RBS Securities, BNP Paribas, Credit
Agricole Securities, Goldman Sachs, Morgan Stanley, RBC Capital Markets,
Scotia Capital, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Core Bond Fund
Trade Date 6/14/2011
Issuer Fuel Trust Series 2011-2 (F 3.984% June 15, 2016 144A)
Cusip 30277MAB
Bonds 12,102,000
Offering Price $100.000
Spread 0.90%
Cost $12,102,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.06%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, JPMorgan, RBS
Securities
Fund JPMorgan Core Plus Bond Fund
Trade Date 6/14/2011
Issuer Fuel Trust Series 2011-2 (F 3.984% June 15, 2016 144A)
Cusip 30277MAB
Bonds 505,000
Offering Price $100.000
Spread 0.90%
Cost $505,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.06%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, JPMorgan, RBS
Securities
Fund JPMorgan Short Duration Bond Fund
Trade Date 6/14/2011
Issuer Fuel Trust Series 2011-2 (F 3.984% June 15, 2016 144A)
Cusip 30277MAB
Bonds 10,086,000
Offering Price $100.000
Spread 0.90%
Cost $10,086,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.06%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, JPMorgan, RBS
Securities
Fund JPMorgan Municipal Income Fund
Trade Date 6/15/2011
Issuer Indiana Housing (4.500%, June 1, 2028
Cusip 45506ACL
Bonds 500,000
Offering Price $107.930
Spread 0.50%
Cost $539,650
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.17%
Syndicate Members RBC, PNC, BofA Merrill, Edward Jones, JPMorgan, City
Securities
Fund JPMorgan Tax Free Bond Fund
Trade Date 6/16/2011
Issuer New York City Water (5.000%, June 15, 2032)
Cusip 64972F4H
Bonds 4,000,000
Offering Price $104.555
Spread 0.50%
Cost $4,182,200
Dealer Executing Trade Morgan Keegan & Company
% of Offering  purchased by firm 2.26%
Syndicate Members Barclays, MR Beal, BofA Merrill, Goldman, Morgan Stanley,
Rice, BB&T, Piper Jaffray, Morgan Keegan, Citi, JPMorgan, Raymond James,
Roosevelt Cross, Wells Fargo, Lebenthal, Stifel Nicolaus, Jeffries, Ramirez,
Fidelity, Loop Capital, RBC, Siebert Brandford, Oppenheimer, Stone &
Youngberg
Fund JPMorgan Core Bond Fund
Trade Date 6/29/2011
Issuer Ford Credit Auto Lease Trust 2011-A A2 (FORDL 2011-A A2 0.74%
September 15, 2013)
Cusip 34529QAB
Bonds 10,200,000
Offering Price $99.992
Spread 0.20%
Cost $10,199,200
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.31%
Syndicate Members Deutshe Bank, JPMorgan, Commerzbank Securities Credit
Agricole Securities
Fund JPMorgan Core Plus Bond Fund
Trade Date 7/6/2011
Issuer Equinix Inc. (EQIX 7.00% July 15, 2021)
Cusip 29444UAK
Bonds 480,000
Offering Price $100.000
Spread 1.75%
Cost $480,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.77%
Syndicate Members Citigroup Global Markets, JPMorgan, Barclays Capital,
Evercore Partners, ING Financial, Merrill Lynch Pierce Fenner & Smith, RBS
Securities
Fund JPMorgan High Yield Fund
Trade Date 7/6/2011
Issuer Equinix Inc. (EQIX 7.00% July 15, 2021)
Cusip 29444UAK
Bonds 1,200,000
Offering Price $100.000
Spread 1.75%
Cost $1,200,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.77%
Syndicate Members Citigroup Global Markets, JPMorgan, Barclays Capital,
Evercore Partners, ING Financial, Merrill Lynch Pierce Fenner & Smith, RBS
Securities
Fund JPMorgan Core Bond Fund
Trade Date 7/7/2011
Issuer Toronto-Dominion Bank (TD 2.50% July 14, 2016)
Cusip 89114QAB
Bonds 5,384,000
Offering Price $99.627
Spread 0.35%
Cost $5,363,918
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.17%
Syndicate Members Citigroup Global Markets, Goldman Sachs, Morgan Stanley, TD
Securities, BMO Capital Markets, CIBC World markets, Credit Suisse,
Desjardins Securities, HSBC Securities, JPMorgan, LLoyds Securities, Merrill
Lynch Pierce Fenner & Smith, National Bank of Canada, RBC Capital Markets,
Scotia Capital, UBS Securities, Wells Fargo
Fund JPMorgan High Yield Fund
Trade Date 7/12/2011
Issuer Dynacast International LLC and Dynacast Finance Inc. (DYNCST
9.25% July 15, 2019 144A)
Cusip 26779YAA
Bonds 1,350,000
Offering Price $100.000
Spread 2.75%
Cost $1,350,000
Dealer Executing Trade Macquarie Capital
% of Offering  purchased by firm 1.21%
Syndicate Members JPMorgan, Macquarie Securities USA, Inc.
Fund JPMorgan Short-Intermediate Municipal Bond Fund
Trade Date 7/20/2011
Issuer State of Ohio (5.000%, 8/1/17)
Cusip 677521MS
Bonds 4,275,000
Offering Price $117.460
Spread 0.38%
Cost $5,021,458
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 0.87%
Syndicate Members BofA Merrill, JPMorgan, Fidelity, Citi, Goldman, Morgan
Stanley, Fifth Third, Baum, Jeffries, Ross Sinclaire, PNC, KeyBanc
Fund JPMorgan High Yield Fund
Trade Date 7/20/2011
Issuer SunCoke Energy Inc. (SXC 7.625% August 1, 2019 144A)
Cusip 86722AAA
Bonds 2,310,000
Offering Price $100.000
Spread 2.00%
Cost $2,310,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.18%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit Suisse,
JPMorgan, RBS Securities, Bank America Merrill Lynch, BNY Mellon, KeyBanc
Capital Markets, US Bancorp, Wells Fargo, Williams Capital Group
Fund JPMorgan Core Plus Bond Fund
Trade Date 7/21/2011
Issuer Dominican Republic (DOMREP 7.50% May 6, 2021 144A)
Cusip 25714PAK
Bonds 100,000
Offering Price $103.545
Spread 0.25%
Cost $103,545
Dealer Executing Trade Barclays Bank Plc
% of Offering  purchased by firm 0.21%
Syndicate Members Barclays Capital, JPMorgan
Fund JPMorgan Core Plus Bond Fund
Trade Date 7/26/2011
Issuer HCA Inc. (HCA 6.50% February 15, 2020)
Cusip 404121AC
Bonds 1,260,000
Offering Price $100.000
Spread 1.13%
Cost $1,260,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.80%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank,
JPMorgan, Merrill Lynch Pierce Fenner & Smith, Wells Fargo
Fund JPMorgan High Yield Fund
Trade Date 7/26/2011
Issuer HCA Inc. (HCA 6.50% February 15, 2020)
Cusip 404121AC
Bonds 21,135,000
Offering Price $100.000
Spread 1.13%
Cost $21,135,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.80%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank,
JPMorgan, Merrill Lynch Pierce Fenner & Smith, Wells Fargo
Fund JPMorgan High Yield Fund
Trade Date 7/26/2011
Issuer HCA Inc. (HCA 7.50% February 15, 2022)
Cusip 404121AD
Bonds 16,070,000
Offering Price $100.000
Spread 1.13%
Cost $16,070,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.71%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank,
JPMorgan, Merrill Lynch Pierce Fenner & Smith, Wells Fargo
Fund JPMorgan Core Plus Bond Fund
Trade Date 7/27/2011
Issuer Amerigas Partners, L.P. and AmeriGas Finance Corp. (APU 6.25%
August 20, 2019)
Cusip 030981AG
Bonds 1,315,000
Offering Price $100.000
Spread 1.60%
Cost $1,315,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 6.26%
Syndicate Members Citigroup GlobalMarkets, Credit Suisse, JPMorgan, Wells
Fargo, Morgan Stanley, PNC Capital Markets, RBS Securities
Fund JPMorgan High Yield Fund
Trade Date 7/27/2011
Issuer Amerigas Partners, L.P. and AmeriGas Finance Corp. (APU 6.25%
August 20, 2019)
Cusip 030981AG
Bonds 10,125,000
Offering Price $100.000
Spread 1.60%
Cost $10,125,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 6.26%
Syndicate Members Citigroup GlobalMarkets, Credit Suisse, JPMorgan, Wells
Fargo, Morgan Stanley, PNC Capital Markets, RBS Securities
Fund JPMorgan Short-Intermediate Municipal Bond Fund
Trade Date 8/11/2011
Issuer Ohio Water Development Authority (5.000%, 12/1/15)
Cusip 67766WRU
Bonds 1,650,000
Offering Price $117.560
Spread 0.25%
Cost $1,939,707
Dealer Executing Trade Goldman Sachs
% of Offering  purchased by firm 1.63%
Syndicate Members Goldman, JPMorgan, FifthThird, Cabrera, Wells Fargo
Fund JPMorgan Short-Intermediate Municipal Bond Fund
Trade Date 8/11/2011
Issuer Ohio Water Development Authority (5.000%, 12/1/18)
Cusip 67766WSD
Bonds 3,750,000
Offering Price $121.57
Spread 0.38%
Cost $4,558,725
Dealer Executing Trade Goldman Sachs
% of Offering  purchased by firm 3.71%
Syndicate Members Goldman, JPMorgan, FifthThird, Cabrera, Wells Fargo
Fund JPMorgan Short-Intermediate Municipal Bond Fund
Trade Date 8/11/2011
Issuer Ohio Water Development Authority (5.000%, 12/1/19)
Cusip 67766WSE
Bonds 5,590,000
Offering Price $121.410
Spread 0.38%
Cost $6,786,540
Dealer Executing Trade Goldman Sachs
% of Offering  purchased by firm 5.52%
Syndicate Members Goldman, JPMorgan, FifthThird, Cabrera, Wells Fargo
Fund JPMorgan Core Bond Fund
Trade Date 8/15/2011
Issuer Occidental Petroleum Corporation (OXY 1.75% February 15, 2017)
Cusip 674599CB
Bonds 2,430,000
Offering Price $99.046
Spread 0.35%
Cost $2,406,818
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.04%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan,
Merrill Lynch Pierce Fenner & Smith, Wells Fargo, Banca IMI, Banco Bilbao
Vizcaya Argentaria, BNP Paribas, BNY Mellon, Credit Suisse, Mitsubishi UFJ
Securities, Mizuho Securities, RBS Securities, Scotia Capital, SG Americas
Securities, Standard Chartered Bank, UBS Securities
Fund JPMorgan Tax Free Bond Fund
Trade Date 8/18/2011
Issuer Indiana Water Authority (5.000%, 10/1/41)
Cusip 45505MAR
Bonds 5,000,000
Offering Price $100.390
Spread 0.38%
Cost $5,019,400
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 0.50%
Syndicate Members Morgan Stanley, JPMorgan, City Securities
Fund JPMorgan Tax Free Bond Fund
Trade Date 8/18/2011
Issuer Indiana Water Authority (5.250%, 10/1/38)
Cusip 45505MAS
Bonds 2,500,000
Offering Price $103.320
Spread 0.38%
Cost $2,583,000
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 0.25%
Syndicate Members Morgan Stanley, JPMorgan, City Securities
Fund JPMorgan Michigan Municipal Bond Fund
Trade Date 8/18/2011
Issuer Indiana Water Authority (5.250%, 10/1/31)
Cusip 45505MAT
Bonds 1,000,000
Offering Price $105.030
Spread 0.38%
Cost $1,050,330
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 0.10%
Syndicate Members Morgan Stanley, JPMorgan, City Securities
Fund JPMorgan Core Bond Fund
Trade Date 8/22/2011
Issuer Arizona Public Service (PNW 5.05% September 1, 2041)
Cusip 040555CM
Bonds 3,385,000
Offering Price $99.326
Spread 0.88%
Cost $3,362,185
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.94%
Syndicate Members Deutsche Bank, JPMorgan, UBS Securities, Wells Fargo,
Samuel A Rameriz, SL Hare Capital, Williams Capital Group
Fund JPMorgan Core Bond Fund
Trade Date 8/31/2011
Issuer America Movil, S.A.B. de C.V. (AMXLMM 2.375% September 8, 2016)
Cusip 02364WBC
Bonds 4,274,000
Offering Price $99.188
Spread 0.20%
Cost $4,239,295
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.34%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Banca IMI, Banco
Bilbao Vizcaya Argentaria
Fund JPMorgan Core Plus Bond Fund
Trade Date 8/31/2011
Issuer America Movil, S.A.B. de C.V. (AMXLMM 2.375% September 8, 2016)
Cusip 02364WBC
Bonds 732,000
Offering Price $99.188
Spread 0.20%
Cost $726,056
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.34%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Banca IMI, Banco
Bilbao Vizcaya Argentaria